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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 8, 2006
HAIGHTS CROSS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(IRS Employer Identification No.)

10 NEW KING STREET
WHITE PLAINS, NEW YORK	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS
For informational purposes, Haights Cross Communications, Inc. (the “Company”) has restated its unaudited consolidated statements of operations and segment financial information for the quarters ended March 31, 2004 and 2005, June 30, 2004 and 2005, September 30, 2004 and December 31, 2004 and for the year ended December 31, 2004. The restatement consists of a reclassification of the results of the Company’s former Chelsea House Publishers business, which the Company disposed of in August 2005, from continuing operations to discontinued operations for all periods presented. The restated unaudited consolidated statements mentioned above are attached to this Current Report on Form 8-K as Exhibit 99.1. The segment information provided herein is presented in conformity with the Company’s reorganized segment presentation, which was described in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. The Company has also provided proforma information for the acquisitions of Options Publishing and Buckle Down Publishing reflecting the restatement of Chelsea House Publishers results in the consolidated totals. This proforma information was originally reported in the Company’s 8-K filed on May 18, 2005 .
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

Exhibit No.	Description
99.1	Restatement of unaudited consolidated results of operations and segment financial information for the quarters ended March
31, 2004 and 2005, June 30, 2004 and 2005, September 30, 2004 and December 31, 2004 and for the year ended December 31, 2004 reflecting the reclassification of the results of the Company’s former Chelsea House Publishers business from continuing operations to discontinued operations for all periods presented and proforma information for the acquisitions of Options Publishing and Buckle Down Publishing reflecting the restatement of Chelsea House Publishers results in the consolidated totals.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HAIGHTS CROSS COMMUNICATIONS, INC.

Date: May 8, 2006
	By:	/s/ Paul J. Crecca

		Name:	Paul J. Crecca
		Title:	Executive Vice President and
Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Description
99.1	Restatement of unaudited consolidated results of operations and segment financial information for the quarters ended March
31, 2004 and 2005, June 30, 2004 and 2005, September 30, 2004 and December 31, 2004 and for the year ended December 31, 2004 reflecting the reclassification of the results of the Company’s former Chelsea House Publishers business from continuing operations to discontinued operations for all periods presented and proforma information for the acquisitions of Options Publishing and Buckle Down Publishing reflecting the restatement of Chelsea House Publishers results in the consolidated totals.